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                                                                 EXHIBIT (z)(1)

Item 27(a)
----------

                    Van Kampen U.S. Government Trust
                        Van Kampen U.S. Government Fund
                    Van Kampen Tax Free Trust
                        Van Kampen Insured Tax Free Income Fund
                        Van Kampen Strategic Municipal Income Fund
                        Van Kampen California Insured Tax Free Fund
                        Van Kampen Municipal Income Fund
                        Van Kampen Intermediate Term Municipal Income Fund Van Kampen New York Tax Free Income Fund
                    Van Kampen Trust
                        Van Kampen High Yield Fund
                    Van Kampen Equity Trust
                        Van Kampen Aggressive Growth Fund
                        Van Kampen Growth Fund
                        Van Kampen Select Growth Fund
                        Van Kampen Small Company Growth Fund*
                        Van Kampen Small Cap Growth Fund
                        Van Kampen Small Cap Value Fund
                        Van Kampen Utility Fund
                        Van Kampen Value Opportunities Fund
                    Van Kampen Equity Trust II
                        Van Kampen International Advantage Fund
                        Van Kampen Tax Managed Equity Growth Fund
                        Van Kampen Technology Fund
                    Van Kampen Pennsylvania Tax Free Income Fund
                    Van Kampen Tax Free Money Fund
                    Van Kampen Prime Rate Income Trust
                    Van Kampen Senior Floating Rate Fund
                    Van Kampen Comstock Fund
                    Van Kampen Corporate Bond Fund
                    Van Kampen Emerging Growth Fund
                    Van Kampen Enterprise Fund
                    Van Kampen Equity and Income Fund
                    Van Kampen Exchange Fund
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                    Van Kampen Limited Maturity Government Fund
                    Van Kampen Government Securities Fund
                    Van Kampen Growth and Income Fund
                    Van Kampen Harbor Fund
                    Van Kampen High Income Corporate Bond Fund
                    Van Kampen Life Investment Trust on behalf of its series
                        Aggressive Growth Portfolio
                        Comstock Portfolio
                        Emerging Growth Portfolio
                        Enterprise Portfolio
                        Government Portfolio
                        Growth and Income Portfolio
                        Money Market Portfolio
                    Van Kampen Pace Fund
                    Van Kampen Real Estate Securities Fund
                    Van Kampen Reserve Fund
                    Van Kampen Tax Exempt Trust
                        Van Kampen High Yield Municipal Fund
                    Van Kampen Series Fund, Inc.
                        Van Kampen American Value Fund
                        Van Kampen Asian Equity Fund
                        Van Kampen Emerging Markets Debt Fund*
                        Van Kampen Emerging Markets Fund
                        Van Kampen Equity Growth Fund
                        Van Kampen European Value Equity Fund
                        Van Kampen Focus Equity Fund
                        Van Kampen Global Equity Allocation Fund
                        Van Kampen Global Value Equity Fund
                        Van Kampen Growth and Income Fund II*
                        Van Kampen International Magnum Fund
                        Van Kampen Japanese Equity Fund*
                        Van Kampen Latin American Fund
                        Van Kampen Mid Cap Growth Fund
                        Van Kampen Global Franchise Fund
                        Van Kampen Value Fund
                        Van Kampen Worldwide High Income Fund



* Funds that have not commenced investment operations.
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
CALIFORNIA INSURED MUNICIPALS INCOME TRUST                         SERIES 198
FLORIDA INSURED MUNICIPALS INCOME TRUST                            SERIES 135
GEORGIA INSURED MUNICIPALS INCOME TRUST                            SERIES 90
MICHIGAN INSURED MUNICIPALS INCOME TRUST                           SERIES 173
NEW JERSEY INSURED MUNICIPALS INCOME TRUST                         SERIES 133
NEW YORK INSURED MUNICIPALS INCOME TRUST                           SERIES 157
OHIO INSURED MUNICIPALS INCOME TRUST                               SERIES 116
PENNSYLVANIA INSURED MUNICIPALS INCOME TRUST                       SERIES 267
INVESTMENT GRADE MUNICIPAL TRUST                                   SERIES 22
INSURED MUNICIPALS INCOME TRUST                                    SERIES 453
LONG TERM INVESTMENT GRADE TRUST                                   SERIES 7
NORTH CAROLINA INVESTORS' QUALITY TAX-EXEMPT TRUST                 SERIES 97
GNMA INCOME PORTFOLIO                                              SERIES 1
INVESTMENT GRADE TRUST                                             SERIES 8
VK INSURED INCOME TRUST                                            SERIES 98
BIRINYI EQUITY SELECT TRUST                                        SERIES 5
CENTRAL EQUITY TRUST DIVERSIFIED INCOME                            SERIES 7
MORGAN STANLEY CONSUMER INDEX PORTFOLIO                            SERIES 7
DOW 30 INDEX TRUST                                                 SERIES 15
VK STRATEGIC 10 U.S.TRADITIONAL SERIES                             OCTOBER 2002 SERIES
EAFE STRATEGIC 20 TRUST                                            SERIES 24
COMPETITIVE EDGE BEST IDEAS PORTFOLIO                              SERIES 23
ENERGY PORTFOLIO                                                   SERIES 4
FINANCIAL INSTITUTIONS TRUST                                       SERIES 15
SELECT 5 INDUSTRIAL PORTFOLIO                                      SERIES 24
FOCUS VALUE PORTFOLIO                                              SERIES 6
VK GREAT INTERNATIONAL FIRMS TRUST                                 SERIES 21
VK HEALTHCARE AND PHARMACEUTICAL TRUST                             SERIES 20
VK INTERNET TRUST                                                  SERIES 34
STRATEGIC GROWTH LARGE CAP PORTFOLIO                               SERIES 24
VK LIFE PORTFOLIOS BIOTECHNOLOGY & PHARMACEUTICAL SERIES           SERIES 1
VK LIFE PORTFOLIOS INTERNET SERIES                                 SERIES 1
VK LIFE PORTFOLIOS MS HIGH TECHNOLOGY 35 INDEX SERIES              SERIES 1
VK LIFE PORTFOLIOS MS US MULTINATIONAL 50 INDEX SERIES             SERIES 1
VK LIFE PORTFOLIOS BANDWIDTH & TELECOMMUNICATIONS SERIES           SERIES 1
MORGAN STANLEY HI-TECH 35 INDEX TRUST                              SERIES 26
MORGAN STANLEY US MULTINATL 50 INDEX PORTFOLIO                     SERIES 13
ROARING 2000S TRUST                                                SERIES 18
ROARING 2000S TRUST, TRADITIONAL SERIES                            SERIES 13
STRATEGIC SMALL CAP PORTFOLIO                                      SERIES 24
S AND P SELECT CORE 20 PORTFOLIO                                   SERIES 24
SELECT 10 INDUSTRIAL PORTFOLIO                                     SERIES 25
SELECT S AND P INDUSTRIAL PORTFOLIO                                SERIES 24
MORGAN STANLEY TECHNOLOGY INDEX PORTFOLIO                          SERIES 24
VK TELECOMMUNICATIONS TRUST                                        SERIES 20
SELECT TURNAROUND FOCUS LIST                                       SERIES 2
COHEN AND STEERS REIT INCOME PORTFOLIO                             SERIES 4
PRINCIPAL PROTECTION TRUST SERIES 1                                SERIES 1
SELECT GROWTH TRUST                                                JULY 2002 SERIES